UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA		73102-5015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 3, 2023, Devon Energy Corporation (the “Company” or “Devon”) filed an automatic shelf registration statement on Form S-3 (File No. 333-270269) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, covering an unspecified amount of securities, including shares of its common stock, par value $0.10 per share (the “Common Stock”).

On October 3, 2024, the Company filed a prospectus supplement to the Registration Statement (the “Resale Prospectus Supplement”) covering the resale of up to 37,338,223 shares of Common Stock, which may be used by the selling stockholders identified therein to resell shares of Common Stock received by the selling stockholders in connection with the transactions (the “Grayson Mill Acquisition”) contemplated by that certain securities purchase agreement, dated as of July 8, 2024 (the “Purchase Agreement”), by and among Devon, WPX Energy Williston, LLC, a Delaware limited liability company and a wholly owned subsidiary of Devon, Grayson Mill Holdings II, LLC, a Delaware limited liability company (“GM II Seller”), Grayson Mill Holdings III, LLC, a Delaware limited liability company (together with GM II Seller, the “Sellers”), Grayson Mill Intermediate HoldCo II, LLC, a Delaware limited liability company and Grayson Mill Intermediate HoldCo III, LLC, a Delaware limited liability company. Pursuant to the terms of the Purchase Agreement, at the closing of the Grayson Mill Acquisition, the Company, the Sellers and certain of the Sellers’ respective designees entered into a Registration Rights Agreement, pursuant to which, among other things and subject to certain restrictions, the Company agreed to file with the SEC a prospectus supplement registering for resale the shares of Common Stock issued to the Sellers (or their permitted transferees) upon consummation of the Grayson Mill Acquisition.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

5.1	Opinion Letter of Kirkland & Ellis LLP regarding the validity of the securities covered by the Resale Prospectus Supplement.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer

Date: October 3, 2024